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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 11, 2001
                        ---------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                             METEOR INDUSTRIES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Colorado                       0-27968                     84-1236619
  ---------------            ---------------------           -------------------
  (State or other            (Commission File No.)             (IRS Employer
  jurisdiction of                                            Identification No.)
   incorporation)


                          1401 BLAKE STREET, SUITE 200
                             DENVER, COLORADO 80202
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (303) 572-1135
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K (this "Report") contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "project," "believe," or similar expressions identify such forward-looking statements. The forward-looking statements contained herein involve risks and uncertainties, including those relating to the possible inability of Meteor Industries, Inc. (the "Company"), Capco Energy, Inc. ("Capco"), and activeIQ Technologies, Inc. ("AIQ") to consummate the proposed sale transactions as well as the risks associated with the ability of the Company, after consummation of the proposed transactions to achieve the anticipated or projected benefits of such transactions. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about the Company, investors are directed to the Company's most recent report on Form 10-K and most recent report on Form 10-Q, as well as the Company's most recent preliminary proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission (the "Commission").

         On February 2, 2001, the Company filed a preliminary proxy statement on
Schedule 14A with the Commission in connection with the Company's plan, pursuant to a definitive proxy statement, to solicit proxies from its shareholders approving three proposals to be considered at a special meeting (the "Special Meeting") of the Company's shareholders (the "Shareholders"). At the Special Meeting the shareholders will be asked to vote on:

                  (1) A proposal to approve and adopt the Stock Purchase Agreement, dated as of January 30, 2001, by and between the Company and Capco, and the transactions contemplated by that agreement, including the sale of substantially all of the Company's assets (the "Asset Sale") to Capco;

                  (2) A proposal to approve the reincorporation of the Company under Minnesota law, which reincorporation would be effectuated by merging the Company with and into a newly formed and wholly owned subsidiary of the Company organized under Minnesota law (the "Reincorporation Merger"), and

                  (3) A proposal to approve and adopt an Agreement and Plan of Merger, dated as of January 11, 2001, by and among the Company, its wholly owned subsidiary, MI Merger, Inc., and AIQ (the "Merger").

         The Asset Sale and the Reincorporation Merger are conditions of the Merger. All three of the above described proposals must be approved by the Shareholders for any of the three proposed transactions to be consummated by the Company.



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         The Asset Sale, the Reincorporation Merger, and the Merger are each subject to the satisfaction or waiver of several conditions, including, but not limited to, stockholder approval by the Company and AIQ, and the closing of the Asset Sale with Capco.

         The foregoing summary description is qualified in its entirety by reference to the Stock Purchase Agreement, dated as of January 30, 2001, the Agreement and Plan of Merger, dated as of January 11, 2001, and the Company's preliminary proxy on Schedule 14A, filed with the Commission on February 2, 2001, which are attached hereto as Exhibits 10.1, 10.2, and 20.1 respectively, and incorporated by this reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         See Exhibit Index.










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                                    SIGNATURE

         Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Meteor Industries, Inc.

Dated:  February 12, 2001              By /S/ Edward J. Names
                                         ---------------------------------------
                                          Edward J. Names, President









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                                INDEX TO EXHIBITS



Exhibit Number    Description

10.1 Stock Purchase Agreement, dated as of January 30, 2001, by and between Meteor Industries, Inc. and Capco Energy, Inc.

10.2 Agreement and Plan of Merger, dated as of January 11, 2001, by and among Meteor Industries, Inc., its wholly owned subsidiary, MI Merger, Inc., and activeIQ Technologies, Inc.

20.1 Preliminary Proxy Statement on Schedule 14A of Meteor Industries, Inc., filed with the Commission on February 2, 2001







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